Exhibit 99.1

8333 Douglas Avenue, Suite 1100 Dallas, Texas 75225 T 214.238.5700 F 214.238.5701

Capital Southwest Receives Investment Grade Rating from Moody’s Investors Service
Moody’s assigns a first-time Baa3 long-term issuer rating with a stable outlook

Dallas, Texas - April 3, 2023 - Capital Southwest Corporation (“Capital Southwest” or the “Company”) (Nasdaq: CSWC), an internally managed business development company focused on providing flexible financing solutions to support the acquisition and growth of middle market businesses, today announced that Moody’s Investors Service, Inc. (“Moody’s”) has assigned Capital Southwest an investment grade long-term issuer rating of Baa3 with a stable outlook.
Factors cited by Moody’s in support of its rating include Capital Southwest’s strong capitalization and funding profile, first-lien oriented investment portfolio, strong recurring earnings generation, and internally managed structure. Moody’s stated that its stable outlook for its rating reflects its expectation that Capital Southwest’s core profitability will continue to benefit from elevated reference rates, that the Company will maintain adequate liquidity to meet potential liquidity needs, and that regulatory leverage will be maintained within or below the Company’s target range of 0.90x – 1.10x.
“We are extremely pleased that Moody’s has initiated coverage of Capital Southwest with a Baa3 investment grade rating,” stated Bowen Diehl, President and Chief Executive Officer of Capital Southwest. “This rating is a further validation of our first lien focused investment strategy, our strong credit underwriting track record and our prudent balance sheet management through a variety of capital markets environments. We are very proud of what our team has accomplished since the launch of our middle market credit strategy and we look forward to continuing to be good stewards of our stakeholders capital for many years to come.”
About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.2 billion in investments at fair value as of December 31, 2022. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $35 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements
This press release contains historical information and forward-looking statements with respect to the business and investments of Capital Southwest, including, but not limited to, statements about Capital Southwest's future performance and financial condition. Forward-looking statements are statements that are not historical statements and can often be identified by words such as "will," "believe," "expect" and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of the rising interest rate environment on Capital Southwest's business and its portfolio companies; the impact of supply chain constraints and labor difficulties on Capital Southwest's portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, SBIC I, as an SBIC; and uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; and the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our ability and their ability to achieve their respective objectives.

Readers should not place undue reliance on any forward-looking statements and are encouraged to review Capital Southwest's Annual Report on Form 10-K for the year ended March 31, 2022 and subsequent filings, including the "Risk Factors" sections therein, with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.
Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829